As filed with the Securities and Exchange Commission on July 10, 2012

        Securities Act File No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment

                                                     No.                                                    [   ]

Post-Effective Amendment

                                                     No.                                                    [   ]

(Check appropriate box or boxes)

Brown Advisory Funds
(Exact Name of Registrant as Specified in Charter)

901 South Bond St., Suite 400
Baltimore, Maryland 21231-3340
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 645-3923

David M. Churchill
President
Brown Advisory Funds
901 South Bond St., Suite 400
Baltimore, Maryland 21231-3340
(800) 645-3923
(Name and Address of Agent for Service)

Copy to: Patrick W. D. Turley, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006-2401

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 9, 2012, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares of beneficial interest have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Brown Advisory Funds

Winslow Green Growth Fund

(A series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

Special Meeting of Shareholders to be held September 26, 2012

Dear Shareholder:

I am writing to you regarding an important proposal regarding your investment in the Winslow Green Growth Fund.  Your Board of Trustees (“the PMP Board”) has called a Special Meeting of Shareholders (the “Special Meeting”) which is scheduled for September 26, 2012 at 10:00 am, Central Time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor.

The Board of Trustees of Professionally Managed Portfolios (the “PMP Trust”), of which the Winslow Green Growth Fund (the “Acquired Fund”) is a series, recommends that the Winslow Green Growth Fund be combined with the Brown Advisory Winslow Sustainability Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”), a series of Brown Advisory Funds (the “Brown Advisory Trust”), in a tax-free reorganization (the “Reorganization”). No sales charges or redemption fees will be imposed in connection with the Reorganization.

You are being asked to vote to approve an Agreement and Plan of Reorganization (the “Plan”) with respect to the Reorganization.  If the Plan is approved by shareholders, you will become a shareholder of the Acquiring Fund on the date that the Reorganization occurs.  The accompanying document describes the proposed transaction and compares the strategies and expenses of the Funds for your evaluation.

After careful consideration, the Board of PMP Trust unanimously approved the Reorganization and recommends that the Acquired Fund shareholders vote “FOR” the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  Your vote is very important to us regardless of the amount of shares that you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly.  It is important that your vote be received by no later than the time of the Special Meeting on September 26, 2012.  You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If you have any questions before you vote, please call us toll-free at (877) 864-5060.  Representatives are available Monday through Friday from 9 a.m. until 9 p.m., Eastern Time.  We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the 1-800 number that appears on your proxy card.	(2) Go to the website address printed on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings.  We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Eric W. Falkeis

Eric W. Falkeis
President
Professionally Managed Portfolios

Dear Winslow Green Growth Fund Shareholder:

The Board of Trustees of the Winslow Green Growth Fund, along with the Fund’s Adviser, Brown Advisory, LLC, is recommending the merger of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund.   Enclosed you will find an official notification of this proposal, including a summary explanation and the reasons for the proposed transaction.   We are writing to provide some context for this recommendation and to ask for your prompt vote regarding the merger.

There has been a remarkable transformation in the arena of sustainable business over the past several years.  In the past, most of the companies with a significant focus on sustainability were almost exclusively small-capitalization firms.  But more recently, sustainable business strategies have become increasingly attractive to larger, more established companies that are able to use their significant resources to address major environmental challenges in a scalable manner.  The Brown Advisory Winslow Sustainability Fund is managed by the same investment team as the Winslow Green Growth Fund, and is designed to provide exposure to this expanded universe of sustainably focused companies.  We believe that our shareholders will be best served by this merger, allowing the investment team to focus its resources on the management of a single, unified sustainable investment strategy.

 Brown Advisory has been the Adviser of the Winslow Green Growth Fund for several years.  Brown Advisory is a firm focused on investment success, integrity, and unwavering devotion to its clients’ best interests.  We believe that shareholders have already benefited, and will continue to benefit, from the firm’s breadth and depth of experience, as well as its disciplined approach to equity investing.  Additionally, because of Brown Advisory’s scale, we expect to be able to offer shareholders a lower expense ratio as a result of the proposed fund merger.  Finally, we are absolutely confident in the firm’s commitment to maintaining Winslow’s sustainable investing legacy and the investment ideals that guided Winslow’s efforts since it was founded almost 30 years ago.

This proposal has been carefully reviewed by the Board of Trustees, which provides independent oversight of the Fund and represents your interests. THE TRUSTEES OF THE WINSLOW GREEN GROWTH FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

It is very important that we receive your vote before September 26, 2012.  Voting is quick and easy;   everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter and thank you for your continued commitment to sustainable investing.

Sincerely,

/s/ Jackson W. Robinson	/s/ Michael D. Hankin
Jackson W. Robinson                                                                                     Michael D. Hankin
Partner, Brown Advisory                                                                                Partner and Chief Executive Officer
Founder, Winslow Management Company                                                 Brown Advisory

Brown Advisory Funds

Winslow Green Growth Fund

(A series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of Winslow Green Growth Fund

To Be Held on September 26, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Winslow Green Growth Fund, a series of Professionally Managed Portfolios (the “PMP Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor on September 26, 2012 at 10:00 am, Central Time (the “Special Meeting”).

At the Special Meeting you will be asked to consider and approve the following proposals:

(1)
To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Winslow Green Growth Fund, in exchange for shares of beneficial interest of the Brown Advisory Winslow Sustainability Fund (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you are the record owner of shares of the Winslow Green Growth Fund as of the close of business on July__, 2012 (the “Record Date”).  If you attend the Special Meeting, you may vote your shares in person. If you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or follow the instructions on the proxy card in order to vote by telephone or Internet as soon as possible.

Your vote is very important to us.  If you have any questions, please contact us toll-free at (877) 864-5060 for additional information.

By order of the Board of Trustees

/s/ Eric. W. Falkeis

Eric W. Falkeis
President
Professionally Managed Portfolios

August __, 2012

PROXY STATEMENT/PROSPECTUS

August __, 2012

PROXY STATEMENT FOR:

Brown Advisory Funds

Winslow Green Growth Fund

(A series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

PROSPECTUS FOR:

Brown Advisory Funds

Brown Advisory Winslow Sustainability Fund

(A series of Brown Advisory Funds)

901 South Bond St., Suite 400
Baltimore, MD 21231-3340
(800) 645-3923

INTRODUCTION

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Professionally Managed Portfolios (the “PMP Board”), a Massachusetts business trust (the “PMP Trust”), of which the Winslow Green Growth Fund (the “Acquired Fund”) is a separate investment series, for a Special Meeting of Shareholders of the Acquired Fund (the “Special Meeting”).  The Special Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor on September 26, 2012 at 10:00 am, Central Time.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Brown Advisory Winslow Sustainability Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), which is a series of Brown Advisory Funds (the “Brown Advisory Trust”), a Delaware statutory trust.

Because shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization that will result in a transaction in which those shareholders will ultimately hold shares of the Acquiring Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the Acquiring Fund.  The table below summarizes the classes of shares of the Acquiring Fund that the Acquired Fund shareholders will receive in exchange for their Investor Shares and Institutional Shares if the Reorganization is approved by the Acquired Fund’s shareholders.

Acquired Fund Share Class	Acquiring Fund Share Class
Investor Shares	Advisor Shares
Institutional Shares	Institutional Shares

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Agreement and Plan of Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus dated August __, 2012 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  You may receive a copy of the SAI without charge by contacting Winslow Green Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or calling toll free (800) 540-6807.

For more information regarding the Acquired Fund, see the prospectus and SAI dated April 30, 2012, which has been filed with the SEC and which are incorporated herein by reference.  The annual and semi-annual reports of the Acquired Fund for the fiscal periods ended December 31, 2011 and June 30, 2011, respectively, which highlight certain important information such as investment results and financial information and which have been filed with the SEC, are incorporated herein by reference.  You may receive copies of the prospectus, SAI and shareholder reports mentioned above without charge by contacting Winslow Green Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling toll free (888) 314-9049.

For more information regarding the Acquiring Fund, see the prospectus and SAI for the Acquiring Fund dated June 29, 2012, which have been filed with the SEC.  The Acquiring Fund is a recently created fund and does not yet have a full fiscal period of performance; therefore no annual or semi-annual reports are available.  You may receive copies of the prospectus and SAI mentioned above without charge by contacting Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701, or calling toll free (800) 540-6807.

You can copy and review information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
Board Recommendation	1
The PMP Trust and the Acquired Fund	1
The Brown Advisory Trust and the Acquiring Fund	1
Comparison of Investment Objectives and Principal Investment Strategies	2
Comparison of Fees and Expenses	2
COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	4
COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES	5
COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS	7
INFORMATION ABOUT THE REORGANIZATION	10
The Agreement and Plan of Reorganization	10
Reasons for the Reorganization and Board Considerations	11
Tax Considerations	12
Expenses of the Reorganization	13
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	13
Investment Adviser	13
Other Service Providers	14
Portfolio Managers	14
Performance of the Acquiring Fund	15
ADDITIONAL INFORMATION ABOUT THE FUNDS	15
Financial Highlights	15
Form of Organization	15
Distributor and Administrator	15
Capitalization	15
OTHER BUSINESS	15
GENERAL INFORMATION	15
Solicitation of Votes	16
Quorum	16
Vote Required	16
Effect of Abstentions and Broker “Non-Votes”	16
Adjournments	16
Future Shareholder Proposals	17
Record Date and Outstanding Shares	17
Security Ownership of Certain Beneficial Owners and Management	17
Information About the Funds	17

i

ii

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund’s prospectus.

The Reorganization

At a meeting held on May 14-15, 2012, the PMP Board approved the Agreement and Plan of Reorganization.  Subject to the approval of the shareholders of the Acquired Fund, the Agreement and Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	the distribution of Acquiring Fund shares of beneficial interest to the shareholders of the Acquired Fund; and

•	the complete termination and liquidation of the Acquired Fund.

The Reorganization is scheduled to be effective upon the close of business on October 14, 2012, or on a later date as the parties may agree (“Closing Date”).  As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date.  See “INFORMATION ABOUT THE REORGANIZATION,” below.  It is expected that the Reorganization will be a tax-free reorganization.  See “INFORMATION ABOUT THE REORGANIZATION - Tax Considerations,” below.  Approval of the Reorganization will require the affirmative vote by the shareholders of the Acquired Fund of a majority of shares entitled to vote when a quorum is present.  See “GENERAL INFORMATION,” below.

Board Recommendation

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION - Reasons for the Reorganization and Board Considerations,” the PMP Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), (the “Independent Trustees”), has concluded that the Reorganization is in the best interest of the Acquired Fund and its shareholders, and therefore has submitted the Agreement and Plan of Reorganization for approval to you, the shareholders of the Acquired Fund.  The Board recommends that you vote FOR the Reorganization.

The PMP Trust and the Acquired Fund

The Acquired Fund is a series of the PMP Trust, an open-end management investment company organized as a Massachusetts business trust.  The PMP Trust offers redeemable shares in different classes and series.  The Acquired Fund offers two classes of shares: Investor Shares and Institutional Shares.  The Acquired Fund had total assets of approximately $165 million as of June 30, 2012.

The Brown Advisory Trust and the Acquiring Fund

The Acquiring Fund is a series of the Brown Advisory Trust, an open-end investment company organized as a Delaware statutory trust. The Brown Advisory Trust offers redeemable shares in different classes and/or series.  The Acquiring Fund is a recently created series within the Brown Advisory Trust which commenced operations on June 29, 2012.  The Acquiring Fund offers three classes of shares: Advisor Shares, Investor Shares and Institutional Shares.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund.  Please be aware that this is only a brief discussion.  A chart providing a side-by-side comparison of the Funds can be found in Exhibit B.

The investment objectives of each Fund are similar.  The investment objective of the Acquired Fund is to seek long-term capital growth, while the investment objective of the Acquiring Fund is to seek capital appreciation.  In addition, the investment adviser for both Funds is Brown Advisory, LLC (“Brown” or the “Adviser”) and the current portfolio managers of the Acquired Fund also serve as the portfolio managers for the Acquiring Fund.

The principal investment strategies of each Fund are also similar, but there are some notable differences, as discussed below.  Each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of environmentally sustainable companies.  However, the Funds differ in the market capitalization of the issuers in which they may invest.  The Acquiring Fund invests primarily in the securities of medium and large capitalization companies, which, according to the Adviser, are companies with market capitalizations generally greater than $2 billion at the time of purchase.  On the other hand, although the Acquired Fund may invest in companies of any size market capitalization, the Acquired Fund invests a significant portion of its assets in domestic small-capitalization companies (i.e., companies with a market capitalization below $2 billion).

In addition, there are certain other differences with respect to each Fund’s ability to invest in foreign securities.  The Acquiring Fund’s investments are primarily in securities of environmentally sustainable domestic companies, whereas the Acquired Fund investments are primarily in securities of environmentally sustainable companies, either domestic or foreign.  Furthermore, although each Fund may invest assets in foreign securities, including emerging markets securities and American Depositary Receipts (“ADRs”), the Acquiring Fund may only invest up to 15% of its assets in such securities, whereas the Acquired Fund may invest up to 20% of its assets in such securities.

Both Funds may hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing without limit in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue or achieve its primary investment objective and, instead, will focus on preserving its assets.

Depending on market and other conditions, due to their respective trading strategies, each Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transactions costs (which could reduce investment returns), and capital gains.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the share classes of the Funds.  Under the Agreement and Plan of Reorganization, the Investor Shares and Institutional Shares of the Acquired Fund will be reorganized into the Advisor Shares and Institutional Shares, respectively, of the Acquiring Fund.

The Annual Fund Operating Expenses and Example tables shown below are based on actual expenses incurred for the fiscal year ended December 31, 2011 for the Acquired Fund and estimated expenses for the current fiscal year ending June 30, 2013 for the Acquiring Fund.  Pro forma numbers are estimated in good faith and are hypothetical.  As indicated in the fee and expense information set forth below, the total fund operating expenses after fee waiver and/or expense reimbursement for the Acquiring Fund will be lower than for the Acquired Fund and such expense limitation will be in place at least through October 31, 2014.

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Acquired Fund– Investor Shares1	Acquired Fund – Institutional Shares1	Acquiring Fund2– Advisor Shares	Acquiring Fund2– Institutional Shares	Combined Advisor Shares Pro Forma	Combined Institutional Shares Pro Forma
Maximum sales charge (load) on purchases	None	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None	None
Redemption Fee	2.00%3	2.00%3	1.00%3	1.00%3	1.00%3	1.00%3
Exchange Fee	None	None	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (paid from Fund assets)

Management Fee	0.90%	0.90%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Shareholder Servicing Fees	0.25%	None	0.15%	None	0.15%	None
Other Expenses	0.20%4	0.20%4	0.65%5	0.65%5	0.26%	0.26%
Total Fund Operating Expenses	1.60%	1.10%	1.65%	1.25%	1.26%	0.86%

Fee Waiver and/or Expense Reimbursement	-0.14%	-0.00%	-0.30%	-0.25%	-0.00%	-0.00%
Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%6	1.10%6	1.35%7	1.00%7	1.26%7	0.86%7

1	The Acquired Fund’s expenses are based on the Fund’s actual expenses for the fiscal year ended December 31, 2011.

2	Since the Acquiring Fund had not commenced operations as of December 31, 2011, expenses are estimated for the current fiscal year ending June 30, 2013.

3
For the Acquired Fund, the redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 90 days of purchase.  For the Acquiring Fund, a redemption fee applies only to redemptions (including exchanges) of Fund shares held for 14 days or less since the date of purchase.

4	Acquired fund fees and expenses in the amount of 0.01% are included in “Other Expenses.”

5	“Other Expenses” are based on estimated amounts for the current fiscal year.

6
Brown Advisory, as the Acquired Fund’s adviser, has contractually agreed to reduce its fees and/or pay the Acquired Fund’s expenses (excluding the expenses associated with the Acquired Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit the Acquired Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.45% and 1.20% for the Investor Shares and Institutional Shares, respectively, of each Class’s average net assets.  This expense cap will remain in effect until at least April 30, 2013.  The agreement may be terminated at any time by the PMP Board upon 60 days notice to the Adviser, or by the Adviser with the consent of the Board.

7
Brown Advisory, as the Acquiring Fund’s adviser, has contractually agreed to reduce its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Advisor Shares and Institutional Shares to 1.35% and 1.00%, respectively, of the Acquiring Fund’s average daily net assets through October 31, 2014. The Acquiring Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Brown Advisory Trust Board of Trustees, on behalf of the Acquiring Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Brown Advisory Trust Board of Trustees. The Adviser may recoup any waived amount from the Acquiring Fund pursuant to this agreement if such reimbursement does not cause the Acquiring Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund.  The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same.  The examples reflect the contractual fee waivers through the end of their respective terms.  Your actual costs may be higher or lower.

Fund	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Investor Shares	$149	$491	$858	$1,888
Institutional Shares	$112	$350	$606	$1,340

Acquiring Fund
Advisor Shares	$137	$459	$837	$1,898
Institutional Shares	$102	$345	$636	$1,463

Pro Forma Combined
Advisor Shares	$128	$400	$692	$1,523
Institutional Shares	$88	$274	$477	$1,061

COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

A summary of the sales load, distribution and shareholder arrangements for the share classes involved in the Reorganization is set forth in the table below.  A more detailed description of each share class follows the table.  More complete information regarding the Acquired Fund may be found in the Acquired Fund’s prospectus dated April 30, 2012.  More complete information regarding the Acquiring Fund may be found in Exhibit C to this Proxy Statement/Prospectus.  All classes of shares of the Acquired Fund and the Acquiring Fund are sold at NAV without any sales charge.

Advisor Shares/Investor Shares

	Acquired Fund Investor Shares	Acquiring Fund Advisor Shares
Sales Charge (load)	None.	None.
Distribution and/or Service (12b-1) Fee*	The Fund is authorized to pay the distributor a fee for the sale and distribution of the Fund’s shares up to 0.25% of the Investor Shares average daily net assets.	The Fund is authorized to pay the distributor a fee for the sale and distribution of the Fund’s shares up to 0.25% of the Advisor Shares average daily net assets.
Shareholder Servicing Fee	The Fund is authorized to pay up to 0.25% of the Investor Shares average daily net assets.	The Fund is authorized to pay up to 0.15% of the Advisor Shares average daily net assets.
Fund Expenses	Lower annual expenses than Advisor Shares of the Acquiring Fund, but higher annual expenses than Advisor Shares of the Acquiring Fund after fee waiver/expense reimbursements.	Higher annual expenses than Investor Shares of the Acquired Fund, but lower annual expenses than Investor Shares of the Acquired Fund after fee waiver/expense reimbursements.

Institutional Shares

	Acquired Fund Institutional Shares	Acquiring Fund Institutional Shares
Sales Charge (load)	None.	None.
Distribution and/or Service (12b-1) Fee	None.	None.
Shareholder Servicing Fee	None.	None.
Fund Expenses	Lower annual expenses than Institutional Shares of the Acquiring Fund, but higher annual expenses than Institutional Shares of the Acquiring Fund after fee waiver/expense reimbursements.	Higher annual expenses than Institutional Shares of the Acquired Fund, but lower annual expenses than Institutional Shares of the Acquired Fund after fee waiver/expense reimbursements.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The following tables compare the purchase, redemption and exchange policies and procedures of the Acquired Fund and the Acquiring Fund.  More complete information regarding the Acquired Fund may be found in the Acquired Fund’s prospectus dated April 30, 2012.  More complete information regarding the Acquiring Fund may be found in Exhibit C to this Proxy Statement/Prospectus.

Investor Shares/Advisor Shares

		Acquired Fund Investor Shares		Acquiring Fund Advisor Shares
Minimum Initial Investment	• • •	Regular (non-retirement) accounts: $2,500 IRA: $2,000 Account with Automatic Investment Plan: $1,000	• • •	Regular (non-retirement) accounts: $2,000 Traditional and Roth IRA Accounts: $1,000 Account with Systematic Investment Program: $250
Minimum Additional Investment Amount	•	All accounts:$50	• • •	Regular (non-retirement) accounts: $100 Traditional and Roth IRA Accounts: N/A Account with Systematic Investment Program: $100
Purchases	• •	By telephone, regular mail or wire transfer. Automatic Monthly Investment Plan.	• • •
  By telephone, regular mail or wire transfer.

 Investors who wish to purchase, exchange or redeem through a broker-dealer should contact the broker-dealer directly.

  Automatic Investment Plan not available for initial purchases.

Institutional Shares

		Acquired Fund Institutional Shares		Acquiring Fund Institutional Shares
Minimum Initial Investment	•	All accounts: $250,000	•	All accounts: $1,000,000
Minimum Additional Investment Amount	•	All accounts:$50	•	All accounts: $100
Purchases	• •	By telephone, regular mail or wire transfer. Automatic Monthly Investment Plan.	• • •	By telephone, regular mail or wire transfer. Investors who wish to purchase, exchange or redeem through a broker-dealer should contact the broker-dealer directly. Systematic Investment Program.

All Classes

		Acquired Fund		Acquiring Fund
Redemptions	· ·	Redemptions other than by mail, phone or internet may be subject to certain minimums: $2,500 by wire. $50 through a Systematic Withdrawal Plan	· ·	Redemptions other than by mail, phone or internet may be subject to certain minimums: $2,500 by wire. $250 through a Systematic Withdrawal Plan
Redemption Fee
The Acquired Fund will assess a fee of 2.00% of the current NAV fee on the redemption of Fund shares held for 90 days or less, subject to certain exceptions and limitations.  The redemption fee is deducted from the proceeds and retained by the Fund for the benefit of long-term shareholders.  The first-in, first-out (“FIFO”) method is used to determine the 90 day holding period.  The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The sale of Acquiring Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged 14 days or less from the date of purchase. The Acquiring Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The redemption/exchange fee is charged for the benefit of its long-term shareholders and is deducted from your proceeds and retained by the Acquiring Fund to help offset transaction costs.

Exchanges		No exchange privilege.	• • •
Shareholders may exchange shares of the Acquiring Fund for shares of the same class of certain other Brown Advisory Funds.

If you exchange Acquiring Fund shares 14 days or less from the date of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions.

The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

Transfer Agent		U.S. Bancorp Fund Services, LLC		U.S. Bancorp Fund Services, LLC

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following summarizes and compares the principal risks of investing in the Funds.  The fact that a risk is not listed as a principal risk does not necessarily mean that shareholders of that Fund are not subject to that risk.  You may lose money on your investment in any Fund.  The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in a Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.

Similar Risks and Investment Restrictions of the Funds

The fundamental investment limitations of the Acquiring and Acquired Fund are the same.  Because of the similarities between the investment objectives, strategies and limitations of the Funds, the risks of investing in the Acquired Fund are similar to the risks of investing in the Acquiring Fund.  Risks that the Acquired Fund and the Acquiring Fund share include the following:

Management Risk: Management risk is a Fund’s ability to meet its investment objective based on the adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment in the Fund is subject to the effectiveness of the adviser’s research, analysis and asset allocation among portfolio securities. If the adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk: General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time. General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Investor perceptions may impact the markets and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Growth Stock Risk: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Small- and Medium-Size Company Risk: Investments in smaller and medium size companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small to medium companies are more vulnerable than larger companies to adverse business or economic developments. Securities of these types of companies may have limited liquidity and their prices may be more volatile. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares. You should expect that the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Environmental Policy Risk: A Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy. Accordingly, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.  A Fund that also focuses on particular environmental investment themes may be exposed to increased risk over a more diversified portfolio by focusing investment choices within specific sectors that may or may not perform as well as other industry sectors.

Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Foreign Securities and Emerging Markets Risk: Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.  The Funds may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. The Funds may also invest in ADRs, which may be subject to some of the same risks as direct investment in foreign companies, including international trade, currency, political, regulatory and diplomatic risks.

Distinct Risks and Investment Restrictions of the Funds

Risks and Investment Restrictions Specific to the Acquired Fund

Interest Rate Risk. The market values of fixed income securities are inversely related to actual changes in interest rates.  That is, the value of fixed income securities may decrease when interest rates rise and increase when interest rates fall.  Moreover, the longer the maturity of a fixed income security, the greater the impact an interest rate change could have on the market value of the security.  If interest rates rise, the Acquired Fund’s net asset value (“NAV”) may decrease.

Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Acquired Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Acquired Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Acquired Fund’s performance.  The Acquired Fund may have portfolio turnover rates in excess of 100%.

Risks and Investment Restrictions Specific to the Acquiring Fund

American Depositary Receipts (“ADRs”) Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Emerging Markets Risk. The Acquiring Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

New Fund Risk: The Acquiring Fund is new with less than one full fiscal year of operating history and there can be no assurance that the Acquiring Fund will grow to or maintain an economically viable size, in which case its Board may determine to liquidate the Fund. In contrast, the Acquired Fund has been in operation as a registered investment fund since 2001 and is not subject to new fund risk.

Non-Fundamental Investment Limitations: The Acquired Fund has certain non-fundamental investment limitations, while the Acquiring Fund does not have such limitations.  Please refer to Exhibit G for a list of these non-fundamental investment limitations.

COMPARISON OF PERFORMANCE

Set forth below is the performance information for the Acquired Fund. The Acquiring Fund commenced operations on June 29, 2012 and does not have performance information for one calendar year.  As a result, no performance information for the Acquiring Fund is included in this Proxy Statement/Prospectus.

The following performance information provides some indication of the risks of investing in the Acquired Fund.  The bar chart below illustrates how the Acquired Fund’s total returns have varied from year to year.  The table below illustrates how the Acquired Fund’s average annual total return for the one-year, five-year and ten-year periods compare with a broad-based securities index.  The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future.  Updated performance is available on the Acquired Fund’s website at www.winslowgreen.com.

Effective May 27, 2008, the Winslow Green Growth Fund, a series of the Forum Funds Trust (the “Predecessor Fund”), reorganized into the Acquired Fund, which is a series of Professionally Managed Portfolios.  Performance information shown prior to May 27, 2008 is that of the Predecessor Fund.  Performance shown for the Institutional Shares for periods prior to the inception of Institutional Shares on June 6, 2006 reflects the performance of the Investor Shares of the Predecessor Fund.

Acquired Fund – Investor Shares
Calendar Year Total Returns
During the periods shown in the chart, the highest quarterly return for Investor Shares was 43.86% for the quarter ended June 30, 2003, and the lowest quarterly return was -35.09% for the quarter ended December 31, 2008.  The year to date return information for the Investor Shares through June 30, 2012 was __%.

Acquired Fund’s Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	-14.58%	-7.98%	1.15%
Return After Taxes on Distributions	-14.58%	-8.17%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	-9.48%	-6.56%	0.99%
Institutional Shares
Return Before Taxes	-14.28%	-7.72%	1.30%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	-2.09%	4.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Acquired Fund shares, a tax deduction is provided that benefits the investor.

COMPARISON OF GOVERNANCE STRUCTURE

The Acquiring Fund will be overseen by the Brown Advisory Trust’s Board.  The business of the Brown Advisory Trust is managed under the direction of the Brown Advisory Trust’s Board in accordance with governing documents, which have been filed with the SEC.  The Brown Advisory Trust’s Board consists of six individuals, four of whom are Independent Trustees.  The PMP Trust’s Board of Trustees consists of five Trustees, four of whom are Independent Trustees.

Pursuant to the governing documents of the Brown Advisory Trust, the Brown Advisory Trust’s Board is responsible for the overall management of the Brown Advisory Trust, including general supervision and review of the investment activities of the Acquiring Fund and other funds.  The Brown Advisory Trust’s Board, in turn, elects the officers of the Brown Advisory Trust (i.e., President, Secretary, Treasurer, Chief Compliance Officer and Principal Financial Officer), who are responsible for administering the day-to-day operations of the Brown Advisory Trust and its separate series.  The Brown Advisory Trust’s Board also retains the power to conduct, operate and carry on the business of the Brown Advisory Trust and has the power to incur and pay any expenses, which, in the opinion of the Brown Advisory Trust’s Board, are necessary or incidental to carry out any of Brown Advisory Trust’s purposes.  The Board of the PMP Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the PMP Trust.  The Trustees, officers, employees and agents of the Brown Advisory Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The PMP Trust offers the same limitation of liability to its Trustees, officers, employees and agents.  Please refer to Exhibit E for a comparison of the business structure and organizational documents.

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization.  Significant provisions of the Agreement and Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the form of the Agreement and Plan of Reorganization attached to this Proxy Statement/Prospectus as Exhibit A.

The Agreement and Plan of Reorganization provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, as provided for in the Agreement and Plan of Reorganization. The Acquired Fund will then be terminated and liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares in the Acquired Fund held by that shareholder as of the Closing Date.  As noted earlier, Investor Shares and Institutional Shares of the Acquired Fund will be exchanged for Advisor Shares and Institutional Shares, respectively, of the Acquiring Fund if the Reorganization is approved by shareholders of the Acquired Fund.  In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares.

The obligations of the Funds under the Agreement and Plan of Reorganization are subject to various conditions, including approval of the shareholders of the Acquired Fund.  The Agreement and Plan of Reorganization may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Exhibit A to review the terms and conditions of the Agreement and Plan of Reorganization.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board of the PMP Trust for consideration at a meeting held on May 14-15, 2012.  At this meeting, representatives of the Adviser provided, and the Board reviewed, detailed information about the proposed Reorganization.  For the reasons discussed below, the PMP Trustees, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and voted to approve the Reorganization and to present it to shareholders for approval.

The PMP Trust is organized as a “master-series trust” or “MST”, whereby a common board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The Acquired Fund forms only a part of the PMP Trust and the Adviser is one of a number of investment advisers that provide investment management services to various funds in the PMP Trust. This structure is in contrast to the more common mutual fund structure whereby all of the funds overseen by a board in an investment company complex have a common investment adviser. The Board of the Trust believes that the MST structure can often provide for significant benefits and efficiencies to funds and their shareholders. The MST structure can also provide for certain benefits for investment advisers who must often subsidize new funds until they grow to a size sufficient to enable them offer an attractive expense structure.

The Board of the PMP Trust understands, however, that the benefits of the MST structure may be less pronounced in certain circumstances than in others. In recent years, the Adviser has undertaken a significant effort to reorganize its investment management business, develop its resources and capabilities and to develop a focused growth strategy for its businesses. The Acquiring Fund is only one of a number of funds within the PMP Trust managed by the Adviser and the Adviser expects to continue to grow these Funds and to expand the number of fund offerings it provides. This effort has led the Adviser to conclude that the Fund, as well as the other funds managed by it in the PMP Trust, would be well served by the more traditional structure, whereby the Board for Brown Advisory Trust can focus its entire attention to the Adviser and its business and on the funds within Brown Advisory Trust, including the Acquiring Fund. While the Adviser believes that the Board of the PMP Trust has served the Fund and its shareholders well, the Adviser also believes that given this growth strategy, it would be appropriate at this time to restructure all of the Brown advised funds within the PMP Trust into the more traditional format. Under this structure, the Board of Brown Advisory Trust will oversee only Funds managed by the Adviser.

Representatives of the Adviser also informed the Board of Trustees of the PMP Trust that they had determined that the Reorganization would be advisable and in the best interests of the Acquired Fund, the Acquiring Fund, and their shareholders because the Reorganization will combine two funds with similar investment strategies and portfolio holdings into a single fund.  The Adviser informed the members of the PMP Board that it had determined that it was advisable for them to offer only one fund with an environmentally sustainable strategy at the present time and that the Acquiring Fund’s strategy was the sustainability strategy that they intended to offer to investors. As a result, the Adviser did not wish to continue to manage the Acquired Fund under its current construction.  The Board took note of the fact that the portfolio managers are the same for both Funds and that they will continue to serve as the portfolio managers of the Acquiring Fund and that they will continue to utilize the same investment strategy that they currently employ for the Acquiring Fund.  The PMP Board of Trustees of the PMP Trust also noted that the Acquiring Fund has a different board of Trustees.

In addition to the above, the Board of the PMP Trust, in recommending the proposed Reorganization, considered a number of other factors in connection with this decision.  Among the factors considered by the Board were: (1)  the terms of the proposed Reorganization, including the anticipated tax-free nature of the transaction for the Funds and their shareholders; (2) that the investment objectives and principal investment strategies of the Funds are similar, although the Acquired Fund maintains a particular emphasis on smaller capitalization investments; (3) that the Adviser no longer wishes to manage the Acquired Fund under its current construction; (4) the operating expense ratios of the Funds as a result of the Reorganization including the Adviser’s commitment to maintain a fee waiver for a period of two years so that total Fund operating expenses of the Acquiring Fund, after waiver, are expected to be below that of the Acquired Fund; (5) that the portfolio managers for both Funds are the same and that they will continue managing the Acquiring Fund following the completion of the transaction; and (6) that neither the Funds nor their shareholders will bear any costs of the Reorganization because the Adviser has agreed to bear all of the costs of the transaction.

After reviewing and considering a number of factors relating to the Adviser and the Acquiring Fund, the PMP Trust’s Trustees have determined that the Reorganization of the Acquired Fund into the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund.

THE TRUSTEES OF THE PMP TRUST RECOMMEND THAT FUND SHAREHOLDERS APPROVE THE PROPOSED REORGANIZATION TRANSACTION

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.  Accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Agreement and Plan of Reorganization.  As a condition to the Closing of the Reorganization, the Acquired Fund will receive an opinion from the law firm of Dechert LLP, counsel to the Acquiring Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Acquired Fund.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry forward).  Such dividends will be included in the taxable income of the Acquired Fund shareholders.  In connection with the Reorganization, it is anticipated that the Acquired Fund will sell certain of its portfolio securities which are not intended to be retained by the Acquiring Fund.  The sales of these portfolio securities may cause potentially adverse tax results for certain taxable investors because such sales may result in the recognition of capital gains, depending upon the specific circumstances of the portfolio security.

There may be limitation on the amount of any capital loss carryover that may be transferred from the Acquired Fund to the Acquiring Fund.  This limitation could result in certain capital losses expiring before being used.  However, there is no assurance that such losses would be used even in the absence of the Reorganization.  Any restrictions on the utilization of capital loss carryforwards will depend on the facts and circumstances at the time of the Closing of the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.  Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

The Adviser is responsible for the expenses related to the Reorganization and neither Fund will bear any of the costs or expenses of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Investment Adviser

Brown Advisory, LLC (“Brown” or the “Adviser”), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as the investment adviser to both the Acquired and Acquiring Funds. The Adviser does business under the name of Brown Advisory.  The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company.  Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998.  The Adviser and its affiliates have provided investment advisory and management services to clients for over 10 years.  The Adviser managed approximately $29 billion in client assets as of June 30, 2012.

The Adviser directs the investment of the Acquiring Fund’s assets, subject at all times to the supervision of the Board of the Brown Advisory Trust.  The Adviser continually conducts investment research and supervision for the Acquiring Fund and is responsible for the purchase and sale of the Acquiring Fund’s investments.

Pursuant to its Investment Advisory Agreement with the Acquiring Fund, for its services to the Acquiring Fund, the Adviser is entitled to receive a monthly fee at an annual rate of 0.60% of the average daily net assets of the Acquiring Fund.  The Adviser may periodically waive all or a portion of its advisory fee with respect to the Acquiring Fund.

The Adviser and the Brown Advisory Trust have applied to the Securities and Exchange Commission (“SEC”) for an exemptive order (the “Exemptive Order”) that would permit the Adviser and the Acquiring Fund, subject to certain conditions and approval by the Board of Trustees of the Brown Advisory Trust, but without shareholder approval, to hire unaffiliated sub-advisers for the Acquiring Fund, change the terms of particular agreements with sub-advisers or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement (“Manager of Managers Arrangement”).  Within 90 days of retaining a new sub-advisor, shareholders of the Acquiring Fund will receive notification of the change.  The Acquiring Fund’s sole shareholder has approved the Manager of Managers Arrangement. However, as of the date of this Proxy Statement/Prospectus the Brown Advisory Trust and the Adviser have not yet received the Exemptive Order.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares and Advisor Shares to 1.00% and 1.35%, respectively, of the Acquiring Fund’s average daily net assets through October 31, 2014. The Acquiring Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees of the Brown Advisory Trust, on behalf of the Acquiring Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Acquiring Fund pursuant to this agreement if such reimbursement does not cause the Acquiring Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Information regarding the basis of the approval of the Acquiring Fund’s investment advisory agreement by the Brown Advisory Trust’s Board will be available in the Acquiring Fund’s shareholder report to be dated December 31, 2012.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) provides certain fund administration, fund accounting and transfer agency services to the Acquiring Fund.

Quasar Distributors, LLC (the “Distributor”) serves as the Acquiring Fund’s Distributor and principal underwriter in connection with the offering of the Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Acquiring Fund shares.  The Distributor is an affiliate of the Transfer Agent.

U.S. Bank N.A. serves as custodian to the Acquiring Fund.  The Transfer Agent, the Distributor and U.S. Bank N.A. are affiliates.

The Adviser also provides certain business management services to the Acquiring Fund pursuant to a Business Management Agreement, including, without limitation, monitoring of the Acquiring Fund’s relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Brown Advisory Trust.  For these services, the Adviser is entitled to receive a fee from the Acquiring Fund at a rate of 0.05% of the Acquiring Fund’s average daily net assets.

Portfolio Managers

The following section provides biographical information about the Acquiring Fund’s portfolio managers.  An investment team manages the Acquiring Fund’s portfolio.  Karina Funk and David Powell are the Acquiring Fund’s portfolio managers as well as the Acquired Fund’s portfolio managers and they retain equal decision-making authority in the day-to-day management of the Acquiring Fund’s assets.

Ms. Karina Funk, CFA has been a portfolio manager of the Acquiring Fund since inception in 2012 and she has been a portfolio manager of the Acquired Fund since September 2011. She joined the Adviser’s equity research team in 2009, with a focus on companies in the clean technology sector. Prior to joining the Adviser, Ms. Funk was a senior research analyst at Winslow Management Company from 2007 prior to Winslow joining Brown Advisory in 2009. Ms. Funk earned a B.S. in Chemical Engineering from Purdue University, an M.S. in Civil & Environmental Engineering and an M.S. in Technology & Policy from the Massachusetts Institute of Technology, and a Post-Graduate Diploma from Ếcole Polytechnique in France.

Mr. David Powell, CFA has been a portfolio manager of the Acquiring Fund since inception in 2012 and he has been a portfolio manager of the Acquired Fund since September 2011.  Previously, Mr. Powell was the Portfolio Manager of the Brown Advisory Opportunity Fund from 2007 to 2010. He joined the Adviser’s equity research team in 1999, with a focus on companies in the energy and industrials sectors. Mr. Powell earned a B.A. from Bowdoin College.

Another senior member of the Acquiring Fund’s team includes:

Mr. Jackson Robinson founded Winslow Management Company in 1983 and has been a member of Brown’s senior management since Winslow joined Brown Advisory in 2009. He is a contributing research analyst for the Fund. Mr. Robinson has been a member of the Acquiring Fund’s investment team since the Acquiring Fund’s inception in 2012. Mr. Robinson earned a B.A. in Political Science from Brown University.

The Acquiring Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of shares in the Acquiring Fund.

Performance of the Acquiring Fund

Because the Acquiring Fund has not been in operation for a full fiscal period, past performance information for the Fund is not yet available.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The fiscal year end of the Acquired Fund and the Acquiring Fund is December 31 and June 30, respectively.

The financial highlights of the Acquired Fund for the five (5) years ended December 31, 2011 are contained in the Fund’s most recent annual report dated December 31, 2011, and the information in the financial highlights for the fiscal years ended December 31, 2011, 2010, 2009 and 2008 has been audited by Tait, Weller & Baker LLP, the Acquired Fund’s independent registered public accounting firm.  The information in the financial highlights for periods prior to 2008 was audited by the Acquired Fund’s prior auditor.

The Acquiring Fund has not been operational for a full fiscal period, therefore financial highlights are not currently available.

Form of Organization

The Acquired Fund is a diversified series of the PMP Trust, which is an open-end management investment company organized as a Massachusetts business trust.  The Acquired Fund is governed by a Board of Trustees consisting of five members.

The Acquiring Fund is diversified series of the Brown Advisory Trust, which is an open-end management investment company organized as a Delaware statutory trust.  The Acquiring Fund is governed by a Board of Trustees consisting of six members.

The information at Exhibit E provides additional information with respect to the similarities and differences in the forms of organization of the PMP Trust and Brown Advisory Trust.

Distributor and Administrator

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202-5207, is the distributor for both the Acquiring and Acquired Funds and U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 is the administrator for both the Acquiring and Acquired Funds.

Capitalization

The table at Exhibit D provides information regarding the capitalization of the Acquired Fund and Acquiring Fund as of December 31, 2011, and on a pro forma basis as of December 31, 2011, giving effect to the Reorganization as if it had occurred on that date.

OTHER BUSINESS

The Board of Trustees does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the PMP Board to be used at the Special Meeting.  This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about August __, 2012.  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Voting will also be permitted via telephone and internet. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by filing a written notice of revocation with the PMP Trust; (ii) by returning a duly executed proxy with a later date before the time of the Special Meeting, (iii) if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the PMP Trust (without complying with any formalities) at any time before it is voted; or (iv) by revocation using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act.  Being present at the meeting alone does not revoke a previously executed and returned proxy.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Agreement and Plan of Reorganization and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, Officers of the PMP Trust, by personnel of the Adviser, the Acquired Fund’s principal distributor, and the Acquired Fund’s transfer agent or by broker-dealer firms.

Quorum

Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting.  With regard to the Acquired Fund, 40% of the Fund’s shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum at the Special Meeting.

Vote Required

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the quorum.  Shareholders of the Acquired Fund are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Agreement and Plan of Reorganization. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Agreement and Plan of Reorganization.

Adjournments

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting at a later date.  If a quorum is present but there are not sufficient votes in favor of the Agreement and Plan of Reorganization, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the Agreement and Plan of Reorganization.  Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares present at the session of the Special Meeting to be adjourned.  If an adjournment of the Special Meeting is proposed because there are not sufficient votes in favor of the Agreement and Plan of Reorganization, the persons named as proxies will vote those proxies favoring the Agreement and Plan of Reorganization in favor of adjournment, and will vote those proxies against the Agreement and Plan of Reorganization against adjournment.

Future Shareholder Proposals

You may request inclusion in the Acquired Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting.  Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws.  The Acquired Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the PMP Board or the Acquired Fund’s management.  Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  At the close of business on the Record Date, there were shares outstanding and entitled to vote as follows:

Shares Outstanding on the Record Date

Winslow Green Growth Fund
Investor Shares	________________
Institutional Shares	________________

Security Ownership of Certain Beneficial Owners and Management

For a list of shareholders or entities that, to the best of the Acquired Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of each class of the Acquired Fund as of the Record Date, please refer to Exhibit F of this proxy statement.

In addition, to the knowledge of the Acquired Funds’ management, as of the Record Date, the current officers and Trustees of the PMP Trust in the aggregate beneficially owned less than 1% of each class of shares of the Acquired Fund.

Control Persons

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Acquired Fund may be presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to vote a majority of the shares of the Acquired Fund on any matter requiring the approval of the shareholders of the Fund.  As of the Record Date, the Acquired Fund’s management is not aware of any party that owned 25% or more of the outstanding shares of the Acquired Fund.

Information About the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and certain other federal securities statutes, and files reports and other information with the SEC.  Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549.  The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of __________, 2012, by and between Brown Advisory Funds, a Delaware statutory trust (the “Brown Advisory Trust”), on behalf of its separate investment series the Brown Advisory Winslow Sustainability Fund (the “Acquiring Fund”) and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), on behalf of its separate investment series the Winslow Green Growth Fund (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).  Brown Advisory, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Brown Advisory Trust on behalf of the Acquiring Fund and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by PMP on behalf of the Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are (or will by the Effective Time, as defined in paragraph 3.1) each separate investment series of registered open-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Brown Advisory Trust has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of PMP has determined, with respect to the Acquired Fund, that: (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.   The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), PMP shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and Brown Advisory Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of Investor Class shares of the Acquired Fund will receive Advisor Class shares of the Acquiring Fund and holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.   Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

1.3.   Liabilities of the Acquired Fund.  The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4.   Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.   Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6.   Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date as the Acquired Fund’s existence is terminated.

2.	VALUATION

2.1.   Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2.   Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3.   Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of: (i) the per share net asset value of the Acquired Fund Shares participating therein attributable to Institutional Class shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Institutional Class share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2 and (ii) the per share net asset value of the Acquired Fund Shares participating therein attributable to Investor Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Advisor Shares of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.   Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  PMP and Brown Advisory Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5.   Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

3.	CLOSING

3.1.   Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PMP on or about __________, 2012, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2.   Transfer and Delivery of Assets.  PMP shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3.   Share Records. PMP shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.   Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of PMP and the Brown Advisory Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.   Representations and Warranties of the Acquired Fund.  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of PMP, PMP represents and warrants to Brown Advisory Trust as follows:

(a)   The Acquired Fund is a duly established series of PMP, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)   PMP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)   The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)   PMP is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)   Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2011 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)   Since December 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)   At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)   At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)   All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)   The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.   Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Brown Advisory Trust, Brown Advisory Trust represents and warrants to PMP as follows:

(a)   The Acquiring Fund is a duly established series of the Brown Advisory Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)   At the Effective Time, the Brown Advisory Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)   The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)   At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the Brown Advisory Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g)   Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)   Since June 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(i)   At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)   The Acquiring Fund intends to elect to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Brown Advisory Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Brown Advisory Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m)   The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.   Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.   No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.   Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.   Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.   Shareholder Meeting.  The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.   Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act.

5.7.   Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.   Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.   Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.          Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1.   Conditions Precedent to Obligations of Acquired Fund.  The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

(a)   All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)   Brown Advisory Trust shall have delivered to the Acquired Fund a certificate executed in the name of Brown Advisory Trust by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PMP, and dated as of the Effective Time, to the effect that the representations and warranties of the Brown Advisory Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

(c)   The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)   PMP, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Brown Advisory Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Brown Advisory Trust) dated as of the Closing Date, covering the following points:

(i)   The Brown Advisory Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)   The Agreement has been duly authorized, executed and delivered by the Brown Advisory Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by PMP, is a valid and binding obligation of the Brown Advisory Trust on behalf of the Acquiring Fund enforceable against the Brown Advisory Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)   The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Brown Advisory Trust, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Brown Advisory Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Brown Advisory Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Brown Advisory Trust is a party or by which it is bound;

(v)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Brown Advisory Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(vi)   The Brown Advisory Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Acquiring Fund is a separate series of the Brown Advisory Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the Brown Advisory Trust and applicable law; and

(vii)   To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Brown Advisory Trust or the Acquiring Fund or any of their respective properties or assets and neither the Brown Advisory Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Brown Advisory Trust’s election, to the following conditions:

(a)   All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)   PMP shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of PMP.

(c)   PMP shall have delivered to the Acquiring Fund a certificate executed in the name of PMP by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Brown Advisory Trust shall reasonably request.

(d)   The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)   The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)   Brown Advisory Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of Paul Hastings LLP, counsel to PMP (or local Massachusetts counsel with respect to matters governed by the laws of the Commonwealth of Massachusetts) (each such opinion may reasonably rely on certificates of officers or Trustees of PMP) dated as of the Closing Date, covering the following points:

(i)   PMP Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(ii)   The Agreement has been duly authorized, executed and delivered by PMP, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by Brown Advisory Trust, is a valid and binding obligation of the PMP, on behalf of the Acquired Fund, enforceable against PMP in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(iii)   The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of PMP’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which PMP is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to Brown Advisory Trust, judgment or decree to which PMP is a party or by which it is bound;

(iv)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by PMP in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the Commonwealth of Massachusetts);

(v)   PMP is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)   The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(vii)   To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as PMP or the Acquired Fund or any of their respective properties or assets, and neither PMP nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.   Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)   The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of PMP and (ii) the shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither PMP, on behalf of the Acquired Fund, nor the Brown Advisory Trust on behalf of the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)   At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PMP, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)   All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)   PMP and the Brown Advisory Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i)   The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

(ii)   No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(iii)   No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(iv)   No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(v)   The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions;

(vi)   The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

(vii)   A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(viii)   The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.   U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5.   The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.   The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.7.   Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1.   Indemnification by the Acquiring Fund. The Brown Advisory Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “PMP Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers, employees or agents.

7.2.   Indemnification by the Acquired Fund.  PMP, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “Brown Advisory Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Brown Advisory Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers, employees or agents.

7.3.   Liability of PMP.  The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PMP personally, but bind only the Acquired Fund’s property.  Moreover, no series of PMP other than the Acquired Fund shall be responsible for the obligations of PMP hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the Declaration of Trust of PMP disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.   No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.   Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Brown Advisory, LLC.  The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, expenses of holding the shareholder meeting with respect to the Acquired Fund, and winding down the operations and terminating the existence of the Acquired Fund;  legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of PMP pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of either party, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way
Suite 100
Glendora, California 91741
Attention: Elaine Richards, Esq.

With copies (which shall not constitute notice) to:
Paul Hastings LLP
Park Avenue Tower - 75 E. 55th Street
New York, New York 10022
Attention: Domenick Pugliese, Esq.

If to the Brown Advisory Trust:

Brown Advisory Funds
901 S. Bond Street, Suite 400
Baltimore, Maryland 21231
Attention: Brett D. Rogers, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006
Attention: Patrick W.D. Turley, Esq.

11.	MISCELLANEOUS

11.1.   Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

BROWN ADVISORY FUNDS on behalf of the Acquiring Fund	PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the Acquired Fund

By: ___________________________________	By: ___________________________________
Name: ___________________________________	Name: ___________________________________
Title: ___________________________________	Title: ___________________________________

BROWN ADVISORY, LLC (Solely for purposes of Paragraph 8.2)

By: ___________________________________
Name: ___________________________________
Title: ___________________________________

EXHIBIT B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Winslow Green Growth Fund and Brown Advisory Winslow Sustainability Fund

	Winslow Green Growth Fund	Brown Advisory Winslow Sustainability Fund
Investment Objective	The Fund seeks long-term capital growth.	The Fund seeks capital appreciation.
Principal Investment Strategies
The Fund is a growth equity fund.  The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of environmentally sustainable companies.  The Adviser defines environmentally sustainable companies as (1) companies with clean and efficient business practices that seek to reduce their environmental impact, or (2) companies whose products or services offer solutions to environmental problems.  Equity securities include common stocks, preferred stocks and convertible debt securities.  The Fund may invest in any industry sector, but tends to focus on certain environmentally-oriented investment themes, such as:

• Clean Energy
• Water Management
• Sustainable Living
• Environmental Services
• Green Building Products
• Green Transportation

Although the Fund may invest in companies of any size capitalization, the Fund intends to invest a significant portion of its assets in domestic small-capitalization companies (i.e., companies with a market capitalization below $2 billion) that, in the Adviser’s view, represent attractive growth investment opportunities.  Furthermore, the Fund may invest up to 20% of assets (including in American Depositary Receipts) in foreign securities, which may include emerging markets.

The Adviser monitors the companies in the Fund’s portfolio on an ongoing basis and trades the Fund’s portfolio frequently. The Adviser may sell a stock for a number of reasons, including:

•   the stock has met or exceeded its price target,
•   the position has appreciated significantly and makes up an outsized proportion of the portfolio,
•   the Adviser perceives an alteration of the investment premise, including a change in the company’s fundamental strength, environmental commitments or business strategy,
•   the Adviser identifies alternative investment ideas with greater perceived investment potential, or
•   Fund redemptions require cash to be raised

The Fund seeks to achieve capital appreciation. To achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of environmentally sustainable domestic companies. The Fund invests primarily in the securities of medium and large capitalization companies that Brown Advisory, LLC (the “Adviser”) believes:

(1) have prospects for above average earnings growth in the future, and (2) effectively implement environmentally sustainable business strategies to drive their earnings growth. Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase. The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies. The equity securities in which the Fund principally invests are common stocks. Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities.  ADRs may be either sponsored or unsponsored.

The Adviser defines environmentally sustainable companies as:

(1)    Companies whose internal environmental strategies are driving tangible business benefits, such as revenue growth, cost improvements, enhanced franchise value, or risk mitigation;

(2)    Companies whose products have a competitive advantage as a result of environmentally-efficient design or manufacturing; or

(3)    Companies whose products or services offer solutions to environmental problems.

The Adviser may sell a security or reduce its position for a number of reasons, including:

•    The fundamental investment or environmental thesis is violated;

•    A more attractively priced security is found; or

•    The security becomes overvalued relative to the Adviser’s long-term expectations

B-1

Investment Adviser	Brown Advisory, LLC	Brown Advisory, LLC
Portfolio Managers	Karina Funk and David Powell	Karina Funk and David Powell

B-2

EXHIBIT C

BROWN ADVISORY WINSLOW SUSTAINABILITY FUND

SHAREHOLDER INFORMATION

(Advisor Shares and Institutional Shares)

When and How NAV is Determined

The Fund’s share price is known as its NAV.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Due to the fact that different expenses are charged to the Institutional Class Shares and Advisor Class Shares of the Fund, the NAV of the classes of the Fund may vary.  The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will be priced at the next day’s NAV.  The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures as adopted by the Fund’s Board of Trustees.

Fair Value Pricing.  Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Under the procedures adopted by the Board, the Board may delegate fair value determinations to the Adviser or third-party pricing services, subject to the supervision of the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

The Fund may invest in the securities of smaller and/or medium companies.  The Fund’s investments in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.  Similarly, the Fund may invest in foreign securities and is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities.  The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination.  If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

Types of Accounts

Type of Account		Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• •
Instructions must be signed by all persons required to sign exactly as their names appear on the account
Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• •	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	• •
Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity
Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)	• • •
The trust must be established before an account can be opened
You must supply documentation to substantiate existence of your organization (i.e. Articles of Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents).
Remember to include a separate sheet detailing the full name, date of birth, social security number and permanent street address for all authorized individuals.

Retirement Accounts

You may invest in Fund shares through an IRA account sponsored by the Adviser, including traditional and Roth IRAs.  The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax adviser.  Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Minimum Investments

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.  The minimum investment requirements may be waived from time to time.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

How to Buy Shares

This section explains how you can purchase shares of the Fund.  If you’re opening a new account, an account application is available online at www.brownadvisoryfunds.com or by calling 800-540-6807.  For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares		Opening an Account		Adding to an Account
Through a Financial Intermediary		Contact your Financial Intermediary		Contact your Financial Intermediary
By Mail (with Check)	•	Mail your completed application (along with other required documents) and a check to: Brown Advisory Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	• •
Write your account number on your check
Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:
Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire	• •
Submit your completed application (and other required documents). An account will be established for you and you will be contacted with the account number.
Instruct your financial institution to wire your money using the instructions found on within the prospectus.
			• •	Call to notify us of your incoming wire Instruct your financial institution to wire your money using the instructions found below.
By Telephone	·	Not accepted for initial purchases	•	If you have telephone purchase privileges on the account, you may purchase additional shares in the amount of $100 or more using the bank account on record by calling 800-540-6807.
By Automatic Investment Plan	·	Not accepted for initial purchases	• • • •
Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
Attach a voided check to your application or letter of instruction.
Mail the completed application or letter and voided check.
Your purchase will be electronically debited from the bank account on record as directed in your request.

General Notes for Buying Shares

Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s checks in amounts less than $10,000, or traveler’s check).  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•
Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds.”  A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

•
ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.  A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Fund as a result.

•	Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries.  You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail.  Follow the instructions outlined in the table above.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.  Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1- 800-540-6807 to advise the Transfer Agent of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Brown Advisory Funds, [Insert Fund Name and Class]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire.  Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Fund at 1-800-540-6807.

Purchase by Telephone.  If your signed Account Application has been received by the Fund and unless you declined telephone purchase privileges on your Account Application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Transfer Agent toll free at 1-800- 540-6807.  You may not make your initial purchase of the Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the price next calculated.  For security reasons, requests by telephone may be recorded.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at 1-800-540-6807 for additional information.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1-800-540-6807 for additional information regarding the Fund’s AIP.

How to Sell Shares

The Fund processes redemption orders received in good order, promptly.  Under normal circumstances, the Fund will send redemption proceeds to you within 5 business days.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

Selling Shares
Through a Financial Intermediary	•	Contact your Financial Intermediary
By Mail	• • • • • • • • •
Prepare a written request including:
Your name(s) and signature(s)
Your account number
The Fund name and class
The dollar amount or number of shares you want to sell
How and where to send the redemption proceeds
Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements below”)
Obtain other documentation (if required)
Mail us your request and documentation.

By Wire	• • •
Wire redemptions are only available if your redemption is for $2,500 or more and you did not decline wire redemption privileges on your account application
Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or
Mail us your request (See “By Mail”).

By Telephone	• • • • • • • •
Call us with your request (unless you declined telephone redemption privileges on your account application)
Provide the following information:
Your account number
Exact name(s) in which the account is registered
Additional form of identification
Redemption proceeds will be:
Mailed to you or
Electronically credited to your account at the financial institution identified on your account application.

Systematically	• • • •
Complete the systematic withdrawal program section of the application
Attach a voided check to your application
Mail us your completed application
Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund, the Transfer Agent or with your Financial Intermediary.  You may redeem part or all of the Fund’s shares at the next determined NAV after the Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Mail.  You may redeem Fund shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration.  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Telephone or Wire Redemption.  You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-800-540-6807 for additional information.  A signature guarantee or a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source will be required of shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Fund at the address listed under “Contacting the Fund.”  Once a telephone transaction has been placed, it cannot be canceled or modified.

You may redeem up to $100,000 in shares by calling the Transfer Agent at 1-800-540-6807 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  The Transfer Agent will charge a $15 wire fee from your redemption proceeds from any complete share redemption.  For partial redemptions, or share specific redemptions, any wire fee will be deducted from your remaining account balance.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Fund will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Systematic Withdrawal Program.  The Fund offers a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250.  This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-800-540-6807 for additional information regarding the SWP.

Exchange Privileges

You may exchange your Fund shares of the same class for shares of certain other Brown Advisory Funds.  Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state.  Not all Funds available for exchange may be available for purchase in your state.  Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange Fund shares 14 days or less from the date of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions.  See Redemption/Exchange Fee section for additional information.

Requirements.  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (See “Tools to Combat Frequent Transaction”).  You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Exchanging Shares
Through a Financial Intermediary	•	Contact your Financial Intermediary
By Mail	• • • • • • •
Prepare a written request including:
Your name(s) and signature(s)
Your account number
The names of each fund (and class) you are exchanging
The dollar amount or number of shares you want to sell (and exchange)
Open a new account and complete an account application if you are requesting different shareholder privileges
Mail us your request and documentation.

By Telephone	• • • • •
Call us with your request (unless you declined telephone redemption privileges on your account application)
Provide the following information:
Your account number
Exact name(s) in which account is registered
Additional form of identification.

Account and Transaction Polices

Redemption/Exchange Fee.  The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged 14 days or less from the date of purchase.  The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption/exchange fee is charged for the benefit of its long-term shareholders and is deducted from your proceeds and retained by the Fund to help offset transaction costs.  The Fund reserves the right to waive redemption/exchange fees, withdraw exceptions, or otherwise modify the terms of the redemption/exchange fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee.  The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name;
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
•	Redemptions of shares purchased through a dividend reinvestment program;
•	Redemptions pursuant to the Fund’s systematic programs; or
•	Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

Although the Fund has the goal of applying this redemption/exchange fee to most redemptions of shares held for 14 days or less, the Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Fund is required to rely on information provided by the Financial Intermediary as to the applicable redemption/exchange fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

Tools to Combat Frequent Transactions.  The Fund is intended for long-term investors and does not accommodate frequent transactions.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  In addition, the Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request.  If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.

Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the Transfer Agent.  This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions.  The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;
•	If a change of address request has been received by the Transfer Agent within the last 30 days;
•	When requesting a change in ownership on your account; and
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Customer Identification Program.  Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at 1-800-540-6807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

No Certificates.  The Fund does not issue share certificates.

Right to Reject Purchases.  The Fund reserves the right to reject or cancel within one business day, without any prior notice, any purchase order, including transactions that, in the judgment of the Adviser, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.  The Fund’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

Redemption In-Kind.  The Fund generally pays redemption proceeds in cash.  However, the Fund reserves the right to pay redemption proceeds to you by a distribution of liquid securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts.  To reduce our expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to Advisor Shares, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for Advisor Shares, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.  There are no minimum balance requirements for Qualified Retirement Accounts.

Householding.  In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Confirmations.  If you purchase shares directly from the Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Policy on Prohibition of Foreign Shareholders.  Shares of the Fund have not been registered for sale outside of the United States.  Accordingly, the Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  The Fund reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

Canceled or Failed Payments.  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification.  You will be responsible for any actual losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Accounts.  The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent receives your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding cash distribution checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Distributions and Taxes

Distributions

The Fund will declare distributions from net investment income at least annually.  Any net capital gain realized by the Fund will be distributed at least annually.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

All distributions of the Fund are reinvested in additional shares, unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares;
(2) receive all distributions in cash; or
(3) reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Taxes

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements.

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in the Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2012.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  The Fund’s distributions of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

EXHIBIT D

CAPITALIZATION

The following table shows the capitalization of each of the portfolios as of December 31, 2011, and on a pro forma basis as of December 31, 2011 giving effect to the Reorganization as if it had occurred on that date:

	Winslow Green Growth Fund	Brown Advisory Winslow Sustainability Fund	Adjustments	Brown Advisory Winslow Sustainability Fund Pro Forma Combined
Net Assets
Advisor Class	$--	$--	$151,478,549	$$151,478,549
Investor Class*	$151,478,549	$--	$(151,478,549)	$--
Institutional Class	$31,524,686	$--	$--	$31,524,686

Shares Outstanding
Advisor Class	--	--	12,256,633	12,256,633
Investor Class*	12,256,633	--	(12,256,633)	--
Institutional Class	2,511,126	--	--	2,511,126

Net Asset Value Per Share
Advisor Class	--	--	--	$12.36
Investor Class*	$12.36	--	--	--
Institutional Class	$12.55	--	--	$12.55

* Winslow Green Growth Fund Investor Class Shares are being exchanged for Brown Advisory Winslow Sustainability Fund Advisor Class Shares.

D-1

EXHIBIT E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for Brown Advisory Funds, a Delaware statutory trust (the “Brown Advisory Trust”) of which the Brown Advisory Winslow Sustainability Fund (the “Acquiring Fund”) is a series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Winslow Green Growth Fund (the “Acquired Fund”) is a series, and is not a complete description of the Brown Advisory Trust’s or PMP’s governing documents.

Organization and Capital Structure

Brown Advisory Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Brown Advisory Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Acquiring Fund’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Brown Advisory Trust’s Board of Trustees.

PMP is a Massachusetts business trust (an “MBT”).  An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). PMP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time.  The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Acquired Fund have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of PMP’s Board of Trustees.

Meetings of Shareholders and Voting Rights

With respect to the Acquiring Fund, the Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances. A shareholder meeting shall be called by the Brown Advisory Trust’s Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting.  Neither the DE Declaration nor the DE By-Laws require the Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of the Acquiring Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the Acquiring Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of Trustees.

With respect to the Acquired Fund, the MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  Shareholders shall vote separately by series, except to the extent required by the  1940 Act, or when its Trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a Trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of Trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the Trustees may consider necessary or desirable.

Liability of Shareholders

With respect to the Acquiring Fund, consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Brown Advisory Trust or any series.

With respect to the Acquired Fund, the Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT.  The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its funds or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a fund, he or she shall not be held to any personal liability.  PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

With respect to the Acquiring Fund, the DE Declaration also provides that each series of the Brown Advisory Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. Each class of a series of the Brown Advisory Trust shall be separate and distinct from any other class of that series.

With respect to the Acquired Fund, the Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of PMP shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

With respect to the Acquiring Fund, the DE Declaration provides that the shareholders of any series or class of Brown Advisory Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees.  The right of the Brown Advisory Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by Brown Advisory Trust’s Board of Trustees pursuant to the 1940 Act.

With respect to the Acquired Fund, the MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees.

For both MBTs and DSTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

With respect to the Acquiring Fund, under the DE Declaration, each Trustee shall hold office for the earlier of: (1) the lifetime of the Brown Advisory Trust; or (2) the Trustee’s earlier death, resignation, removal, retirement, reaching of the mandatory retirement age, being declared incompetent by a court of appropriate jurisdiction or inability otherwise to serve.  Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.  In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

With respect to the Acquired Fund, the MA Declaration provides that each Trustee shall serve during the continued lifetime of PMP until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election of his or her successor.

There is no cumulative voting for the election of Trustees of the MBTs or DSTs.  The governing instruments for both PMP and Brown Advisory Trust provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

With respect to the Acquiring Fund, the DE Declaration provides that a Trustee shall be liable to the Brown Advisory Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the Brown Advisory Trust, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee or officer of the Trust.  A Trustee or officer of the Brown Advisory Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained in the DE Declaration or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the Brown Advisory Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

With respect to the Acquired Fund, the Massachusetts Statute does not include an express provision limiting the liability of the Trustees of a MBT.  The MA Declaration provides that no Trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the Trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”).   Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP.  If any Trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a Trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law.  This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a Trustee or officer.  The MA By-Laws further provide, however, that no indemnification shall be provided to a Trustee or officer: (1) for any liability to PMP or the shareholders arising from Disqualifying Conduct; (2) for any matter where the Trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a Trustee or officer, unless there has been a determination that the Trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

With respect to the Acquiring Fund, the DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Brown Advisory Trust.

With respect to the Acquired Fund, the MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

With respect to the Acquiring Fund, the DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Brown Advisory Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders.  The DE By-Laws may be amended, restated or repealed solely by a majority vote of the Trustees (and not by a vote of the shareholders), provided that no restatement, amendment, supplement or repeal thereof shall limit the rights to indemnification or insurance provided in the DE Declaration  with respect to any acts or omissions of Trustees, officers or agents of the Brown Advisory Trust prior to such amendment.

With respect to the Acquired Fund, the MA Declaration may be amended by an instrument in writing signed by a majority of the Trustees.  The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) PMP’s Board of Trustees, subject to the rights of shareholders.

Inspection Rights

With respect to the Acquiring Fund, the DE By-Laws provide that Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Brown Advisory Trust or any series shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the Brown Advisory Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

With respect to the Acquired Fund, the MA By-Laws provide that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the New Trust may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Trustees by written notice to the shareholders.  Any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Trustees by written notice to the shareholders of such series or class.
The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the Trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

With respect to the Acquiring Fund, under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The DE Declaration provides that shareholders of the New Trust or any series may not bring a derivative action to enforce the right of the New Trust or an affected series or class unless certain conditions are met.

With respect to the Acquired Fund, the Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.  The MA Declaration does not specifically addresses derivative actions.

EXHIBIT F

CONTROL SHAREHOLDERS

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the class identified of the Acquired Fund:

Fund Name and Class	Name and Address of Owner	Number of Shares	Percentage Ownership of Share Class*
Winslow Green Growth Fund Investor Shares Institutional Shares

*	A party holding in excess of 25% of the outstanding voting securities of the Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval. The information presented above reflects ownership of a class of shares of the Fund. Shareholders of the Fund will be voting together in the aggregate on the proposal and not a per class basis.

F-1

EXHIBIT G

NON-FUNDAMENTAL INVESTMENT LIMITATIONS OF THE ACQUIRED FUND

The Acquired Fund has adopted the following non-fundamental investment limitations that may be changed by the PMP Board without shareholder approval.  The Acquired Fund may not:

1)
Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2)
Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3)
Make investments for the purpose of exercising control of an issuer.  Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

G-1

PART B

BROWN ADVISORY FUNDS

Statement of Additional Information

August __, 2012

Acquisition of the Assets and Liabilities of: Winslow Green Growth Fund (A Series of Professionally Managed Portfolios) 615 East Michigan Street Milwaukee, WI 53202	By and in Exchange for Shares of: Brown Advisory Winslow Sustainability Fund (A Series of Brown Advisory Funds) 901 South Bond St., Suite 400 Baltimore, MD 21231-3340

This Statement of Additional Information of Brown Advisory Funds (“SAI”) is available to the shareholders of Winslow Green Growth Fund, a series of Professionally Managed Portfolios, in connection with a proposed transaction whereby all of the assets and liabilities of Winslow Green Growth Fund will be transferred to Brown Advisory Winslow Sustainability Fund, a series of Brown Advisory Funds, in exchange for shares of Brown Advisory Winslow Sustainability Fund.

This SAI consists of: (i) this cover page; and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.
The SAI for Winslow Green Growth Fund dated April 30, 2012, as filed on April 25, 2012 (File No: 033-12213) and the SAI for Brown Advisory Winslow Sustainability Fund dated June 29, 2012, as filed on June 29, 2012 (File No: 333-181202).

2.	The Financial Statements of Winslow Green Growth Fund included in the Annual Report dated December 31, 2011, as filed on March 9, 2012 (File No: 811-05037).

3.	The pro forma Financial Statements of the surviving fund, the Brown Advisory Winslow Sustainability Fund, as of December 31, 2011.

Brown Advisory Winslow Sustainability Fund commenced operations on June 29, 2012 and has not yet filed any shareholder reports.

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated August __, 2012, relating to the reorganization of Winslow Green Growth Fund may be obtained, without charge, by writing to Brown Advisory Funds at 901 South Bond St., Suite 400, Baltimore, MD 21231-3340 or calling (800) 645-3923.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Brown Advisory Winslow Sustainability Fund
Pro Forma Schedule of Investments
December 31, 2011 (Unaudited)

	Winslow Green Growth Fund		Brown Advisory Winslow Sustainability Fund		Brown Advisory Winslow Sustainability Fund Pro Forma Combined
	Shares	Market Value	Shares	Market Value	Shares	Market Value
Security Description
Common Stocks - 95.4%
Clean Energy - 6.1%
Hexcel Corp. (a)	232,864	$5,637,637	–	$-	232,864	$5,637,637
Protonex Technology Corp. (a)(b)(c)	620,500	–	–	–	620,500	–
Rogers Corp. (a)	152,238	5,611,493	–	–	152,238	5,611,493
		11,249,130		–		11,249,130
Enviromental Services - 11.1%
Clean Harbors, Inc. (a)	123,816	7,890,794	–	–	123,816	7,890,794
Heritage-Crystal Clean, Inc. (a)(b)	94,857	1,570,832	–	–	94,857	1,570,832
Tennant Co.	128,603	4,998,799	–	–	128,603	4,998,799
Verisk Analytics, Inc. (a)	145,311	5,831,330	–	–	145,311	5,831,330
		20,291,755		–		20,291,755
Green Building - 13.4%
A.O. Smith Corp.	190,569	7,645,628	–	–	190,569	7,645,628
Acuity Brands, Inc.	128,958	6,834,774	–	–	128,958	6,834,774
CLARCOR, Inc.	60,144	3,006,599	–	–	60,144	3,006,599
Quanex Building Products Corp.	361,229	5,425,660	–	–	361,229	5,425,660
Waterfurnace Renewable Energy, Inc. (b)	100,426	1,533,868	–	–	100,426	1,533,868
		24,446,529		–		24,446,529
Green Transportation - 15.2%
Hub Group, Inc. (a)	175,704	5,698,081	–	–	175,704	5,698,081
LKQ Corp. (a)	238,956	7,187,796	–	–	238,956	7,187,796
Polypore International, Inc. (a)	86,469	3,803,771	–	–	86,469	3,803,771
Wabtec Corp.	96,307	6,736,675	–	–	96,307	6,736,675
Westport Innovations, Inc. (a)	131,887	4,383,924	–	–	131,887	4,383,924
		27,810,247		–		27,810,247
Resource Efficiency - 20.7%
ANSYS, Inc. (a)	69,245	3,966,354	–	–	69,245	3,966,354
Applied Micro Circuits Corp. (a)	326,655	2,195,122	–	–	326,655	2,195,122
athenahealth, Inc. (a)	42,234	2,074,534	–	–	42,234	2,074,534
ClickSoftware Technologies Ltd.	300,980	2,886,398	–	–	300,980	2,886,398
Concur Technologies, Inc. (a)	50,919	2,586,176	–	–	50,919	2,586,176
IPG Phototonics Corp. (a)	51,160	1,732,789	–	–	51,160	1,732,789
Middleby Corp. (a)	42,288	3,976,764	–	–	42,288	3,976,764
Polycom, Inc. (a)	97,551	1,590,081	–	–	97,551	1,590,081
Rockwood Holdings, Inc. (a)	145,257	5,718,768	–	–	145,257	5,718,768
Trimble Navigation Ltd. (a)	134,225	5,825,365	–	–	134,225	5,825,365
Volterra Semiconductor Corp. (a)	204,546	5,238,423	–	–	204,546	5,238,423
		37,790,774		–		37,790,774
Sustainable Living - 20.9%
Balchem Corp.	99,481	4,032,960	–	–	99,481	4,032,960
Bruker Corp. (a)	384,356	4,773,702	–	–	384,356	4,773,702
Calgon Carbon Corp. (a)	127,186	1,998,092	–	–	127,186	1,998,092
Church & Dwight Co., Inc.	99,816	4,567,580	–	–	99,816	4,567,580
Hain Celestial Group, Inc. (a)	55,078	2,019,159	–	–	55,078	2,019,159
Mettler-Toledo International, Inc. (a)	27,051	3,995,703	–	–	27,051	3,995,703
OM Foods Ltd. (a)(b)(c)	29	–	–	–	29	–
Sodastream International Limited (a)	137,290	4,488,010	–	–	137,290	4,488,010
SunOpta, Inc. (a)	683,352	3,293,757	–	–	683,352	3,293,757
United Natural Foods, Inc. (a)	165,837	6,635,138	–	–	165,837	6,635,138
Volcano Corp. (a)	101,427	2,412,948	–	–	101,427	2,412,948
		38,217,049		–		38,217,049
Water Management - 8.0%
Energy Recovery, Inc. (a)	802,044	2,069,273	–	–	802,044	2,069,273
Lindsay Corp.	68,902	3,782,031	–	–	68,902	3,782,031
Pentair, Inc.	147,197	4,900,188	–	–	147,197	4,900,188
Pure Technologies (a)(b)	737,599	2,048,987	–	–	737,599	2,048,987
Valmont Industries, Inc.	20,484	1,859,742	–	–	20,484	1,859,742
		14,660,221		–		14,660,221

Total Common Stocks (Cost $164,116,138)		174,465,705		–		174,465,705

Warrants - 0.0%
Capstone Turbine, Expires 9/17/2013 at $1.60 (a)(b)(c)	412,283	–	–	–	412,283	–
Total Warrants (Cost $0)		–	–	–		–
Short-Term Investments - 3.5%
DWS Cash Account Trust - Government & Agency Securities Portfolio, 0.03% (d)	6,468,934	6,468,934	–	–	6,468,934	6,468,934
Total Short-Term Investments (Cost $6,468,934)		6,468,934		–		6,468,934

Total Investments - 98.9% (Cost $170,585,072)		180,934,639		–		180,934,639
Other Assets in Excess of Liabilities - 1.1%		2,068,596		–		2,068,596
NET ASSETS - 100.0%		$183,003,235		$–		$183,003,235

(a)	Non-income producing security.
(b)	A portion of these securities are considered illiquid. As of December 31, 2011, the total market value of illiquid securities was $2,963,950 or 1.6% of net assets.
(c)	Securities are fair valued under the supervision of the Board of Trustees.
(d)	Annualized seven-day yield as of December 31, 2011.

The accompanying Notes are an integral part of these financial statements.

Brown Advisory Winslow Sustainability Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2011 (Unaudited)

	Winslow Green Growth Fund	Brown Advisory Winslow Sustainability Fund	Pro Forma Adjustments	Brown Advisory Winslow Sustainability Fund Pro Forma Combined
ASSETS
Investments
Total investments, at cost	$170,585,072	$-		$170,585,072
Net unrealized appreciation	10,349,567	-	-	10,349,567
Total investments, at market value	180,934,639	-	-	180,934,639

Receivables:
Investment securities sold	2,264,382	-	-	2,264,382
Fund shares sold	189,648	-	-	189,648
Dividends and interest	21,785	-	-	21,785
Prepaid expenses	25,610		-	25,610
Total Assets	183,436,064	-	-	183,436,064

LIABILITIES
Payables:
Fund shares redeemed	166,574	-	-	166,574
Accrued liabilities:
Investment advisory fees	141,041	-	(47,014)	94,027
Business management fees	-	-	7,836	7,836
Administration, accounting and transfer agent fees	31,796	-	-	31,796
Custody fees	1,494	-	-	1,494
Service fees	32,475	-	(12,990)	19,485
12b-1 fees	16,523	-	-	16,523
Chief Compliance Officer fees	2,107	-	-	2,107
Other accrued expenses	40,819	-	52,168	92,987

Total Liabilities	432,829	-	-	432,829

NET ASSETS	$183,003,235	$-	$-	$183,003,235

COMPONENTS OF NET ASSETS
Paid-in-capital	$325,096,714	$-	$-	$325,096,714
Undistributed net investment income	-	-	-	-
Accumulated net realized loss on investments	(152,443,046)	-	-	(152,443,046)
Net unrealized appreciation on investments	10,349,567	-	-	10,349,567
NET ASSETS	$183,003,235	$-	$-	$183,003,235

COMPUTATION OF NET ASSET VALUE
Investor Shares (a):
Net Assets	$151,478,549	$-	$(151,478,549)	$-
Shares Outstanding	12,256,633	-	(12,256,633)	-
Net asset value per share	$12.36	N/A		N/A

Institutional Shares (b):
Net Assets	$31,524,686	$-	$-	$31,524,686
Shares Outstanding	2,511,126	-	-	2,511,126
Net asset value per share	$12.55	N/A		$12.55

Advisor Shares (a):
Net Assets	$-	$-	$151,478,549	$51,478,549
Shares Outstanding	-	-	12,256,633	12,256,633
Net asset value per share	N/A	N/A		$12.36

(a)	Investor Class shares of the Acquired Fund will be exchanged for Advisor Shares of the Acquiring Fund
(b)	Institutional Class shares of the Acquired Fund will be exchanged for Institutional Shares of the Acquiring Fund.

The accompanying Notes are an integral part of these financial statements.

Brown Advisory Winslow Sustainability Fund
Pro Forma Statement of Operations
For the Year Ended December 31, 2011 (Unaudited)
	Winslow Green Growth Fund	Brown Advisory Winslow Sustainability Fund	Pro Forma Adjustments	Brown Advisory Winslow Sustainability Fund Pro Forma Combined
INVESTMENT INCOME
Dividends (net of dividend withholding taxes of $96,229)	$1,389,719	$-	$-	$1,389,719
Interest income	4,578	-	-	4,578
Total Investment Income	1,394,297	-	-	1,394,297

EXPENSES
Investment advisory fees	2,173,993	-	(724,664)	1,449,329
Business management fees	-	-	120,777	120,777
Service fees	492,970	-	(197,188)	295,782
Accounting, administration and transfer agent fees	239,549	-	-	239,549
Distribution fees	132,303	-	360,667	492,970
Reports to shareholders	69,626	-	-	69,626
Miscellaneous expenses	57,861	-	-	57,861
Blue Sky fees	30,361	-	-	30,361
Audit fees	24,000	-	-	24,000
Custody fees	16,723	-	-	16,723
Chief Compliance Officer fees	12,499	-	-	12,499
Trustee fees	6,601	-	14,837	21,438
Legal fees	4,987	-	18,013	23,000
Insurance expense	1,943	-	3,285	5,228
Interest expense	167	-	-	167
Total Expenses	3,263,583	-	(404,273)	2,859,310
Fees recouped	9,303	-	-	9,303
Net Expenses	3,272,886	-	(404,273)	2,868,613

NET INVESTMENT LOSS	(1,878,589)	-	(404,273)	(1,474,316)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Gain (Loss) on:
Investments and foreign currency transactions unaffiliated	33,339,549	-	-	33,339,549
Investments and foreign currency transactions affiliated	(3,722,005)	-	-	(3,722,005)
Written Options	(1,360,200)	-	-	(1,360,200)
Net Realized Gain	28,257,344	-	-	28,257,344
Change in Unrealized Appreciation (Depreciation) on:
Investments	(60,775,725)	-	-	(60,775,725)
Written Options	175,070	-	-	175,070
Receivables denominated in foreign currency	(309)	-	-	(309)
Net Change in Unrealized Depreciation	(60,600,964)	-	-	(60,600,964)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(32,343,620)	-	-	(32,343,620)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,222,209)	$-	$-	$(33,817,936)

The accompanying Notes are an integral part of these financial statements.

Notes to Combined Pro Forma Financial Statements of
Winslow Green Growth Fund and Brown Advisory Winslow Sustainability Fund
December 31, 2011
(Unaudited)
________________________________________________________________________

1.	Basis of Combination

The accompanying unaudited Pro Forma Combined Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations (“Pro Forma Financial Statements”) are presented to show the effect of the proposed Reorganization of the Winslow Green Growth Fund (the “Acquired Fund”) into the Brown Advisory Winslow Sustainability Fund (the “Acquiring Fund”, collectively, “The Funds”) as if the Reorganization had taken place on December 31, 2011.  The Pro Forma Financial Statements and notes to financial statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America (“U.S. GAAP”) applicable to management investment companies which are disclosed in the historical financial statements of each Fund.

Each class of shares of the Funds have equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting.  Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees.  Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Winslow Green Growth Fund and the Brown Advisory Winslow Sustainability Fund will be accounted for by the method for tax-free mergers of investment companies.  The Reorganization would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Brown Advisory Winslow Sustainability Fund at net asset value.  The Pro Forma Combined Schedule of Investments and the Pro Form Combining Statement of Assets and Liabilities are as of December 31, 2011 and the Pro Forma Combined Statement of Operations is for the 12-month period ended December 31, 2011.  Following the combination, the Brown Advisory Winslow Sustainability Fund will be the accounting survivor.  In accordance with U.S. GAAP, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for the pre-combination periods of the surviving fund will not be restated.

The Pro Forma Statement of Operations has been adjusted to reflect the anticipated changes in advisory fees and shareholder servicing fees, the addition of the business management fee and certain other expenses as a result of the combination, for the fiscal year ended December 31, 2011.  Other expenses which may change as a result of the combination are undeterminable at this time.

All costs with respect to the Reorganization will be borne by Brown Advisory, LLC (the “Adviser”).

2.     General Information

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of December 31, 2011, the Acquired Fund held three fair valued securities with a market value of $0 or 0.0% of total net assets.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2- Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011:

Winslow Green Growth Fund

	Level 1	Level 2	Level 3
Common Stock^	$174,465,705	$--	$0
Warrants^	$--	$0	$--
Short-Term Investments	$6,468,934	$--	$--
Total Investments in Securities	$180,934,639	$0	$0
^See Schedule of Investments for industry breakout.

Brown Advisory Winslow Sustainability Fund

	Level 1	Level 2	Level 3
Common Stock	$--	$--	$--
Warrants	$--	$--	$--
Short-Term Investments	$--	$--	$--
Total Investments in Securities	$--	$--	$--

Brown Advisory Winslow Sustainability Fund Pro Forma Combined

	Level 1	Level 2	Level 3
Common Stock^	$174,465,705	$--	$0
Warrants^	$--	$0	$--
Short-Term Investments	$6,468,934	$--	$--
Total Investments in Securities	$180,934,639	$0	$0
^See Schedule of Investments for industry breakout.

B. Share Valuation – The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Funds’ share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The Acquiring Fund charges a 1.00% redemption fee on shares redeemed or exchanged within 14 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

3.  Shares of Beneficial Interest

The Pro Forma Advisor Shares net asset value per share assumes the issuance of 12,256,633 Advisor Shares of the Acquiring Fund in exchange for 12,256,633 shares of the Acquired Fund Investor Class shares as of December 31, 2011 in connection with the proposed reorganization.  The Pro Forma Institutional Shares net asset value per share assumes the issuance of 2,511,126 Institutional Shares of the Acquiring Fund in exchange for 2,511,126 shares of the Acquired Fund Institutional Class as of December 31, 2011 in connection with the proposed reorganization

4.  Expense Limitation Agreement

The Adviser has contractually agreed to waive fees and/or reimburse certain Fund expenses in order to limit the Acquired Fund’s total annual operating expenses to 1.45% for Investor Class Shares and 1.20% for Institutional Class Shares.  The Adviser has also agreed to waive fees and/or reimburse certain Fund expenses in order to limit the Acquiring Fund’s total annual operating expenses to 1.35%, 1.15% and 1.00% for Advisor Shares, Investor Shares and Institutional Shares, respectively.

5.  Federal Income Taxes

Each Fund intends to distribute substantially all taxable income to its shareholders and otherwise continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Each Fund recognizes tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Acquired Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2008-2010) or expected to be taken on the Funds’ 2011 return.  The Acquired Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts while the Acquiring Fund identifies its major tax jurisdiction as U.S. Federal and the state of Delaware; the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Acquired Fund did not make any distributions to shareholders for the fiscal years ended December 31, 2011 and December 31, 2010, respectively.

The following information is computed on a tax basis of the Acquired Fund as of December 31, 2011:

Cost of Investments	$171,044,553
Gross tax unrealized appreciation	21,163,083
Gross tax unrealized depreciation	(11,272,997)
Net tax unrealized appreciation	9,890,086
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	-
Other accumulated losses	(151,983,565)
Total accumulated losses	$(142,093,479)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.  At December 31, 2011, the Acquired Fund had the following capital loss carryforwards available:

Expiring December 31,
2016	2017	2018	Total
$13,663,211	$128,465,572	$9,854,782	$151,983,565

The Reorganization would impact the use of the Acquired Fund’s existing capital loss carryforwards in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the Acquiring Fund.

The combination of the above referenced limitations on the use of loss carryforwards may result in a significant portion of the Acquired Fund’s loss carryforwards expiring unused.  There are no assurances that either Fund would be able to utilize the capital loss carryforwards in the absence of the Reorganization.  The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.  The combination of these factors on the use of the capital loss carryforwards may result in some portion of the loss carryforwards expiring unused.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2011, the following reclassifications were made to the Acquired Fund:

Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-in Capital
$1,878,589	$(3,285)	$(1,875,304)

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
PROFESSIONALLY MANAGED PORTFOLIOS

SPECIAL MEETING OF SHAREHOLDERS OF WINSLOW GREEN GROWTH FUND
TO BE HELD ON SEPTEMBER 26, 2012

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints [   ] and [   ] as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Winslow Green Growth Fund (the “Fund”), a series of Professionally Managed Portfolios, to be held on September 26, 2012 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, and any adjournments or postponements thereof (the “Special Meeting”).

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Special Meeting.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING.
YOU MAY VOTE IN PERSON IF YOU ATTEND.

	[Proxy Tabulator Address]	To vote by Internet
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website www.[URL]
3)Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-[ ]
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the Proxy Card below.
3) Sign and date the Proxy Card.
4) Return the Proxy Card in the envelope provided.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

The undersigned hereby instructs said proxies to vote:

Proposal 1 -To Approve the Agreement and Plan of Reorganization for:		FOR	AGAINST	ABSTAIN
Winslow Green Growth Fund	(barcode -------- here)	□	□	□

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING.
YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]                                                                                                                                               Signature (Joint Owners)             Date                                                                                                                                   Date

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
IF YOU ARE NOT VOTING BYPHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

BROWN ADVISORY FUNDS

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article VII, Section 3 of the Registrant’s Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

 ITEM 16. EXHIBITS

(1)	(a)
Charter of Registrant – the Certificate of Trust of the Registrant was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on May 7, 2012 and is incorporated by reference herein.

(b)
Charter of Registrant – the Declaration of Trust of the Registrant was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on May 7, 2012 and is incorporated by reference herein.

(2)		By-Laws of Registrant – the By-Laws of the Registrant were previously filed with the Registrant’s Initial Registration Statement on Form N-1A on May 7, 2012 and are incorporated by reference herein.
(3)		Voting Trust Agreements – not applicable.

(4)		Agreement and Plan of Reorganization – filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)
Instruments defining the rights of holders of the securities being registered  - included in relevant portions of the Declaration of Trust and By-Laws of the Registrant which are each incorporated by reference herein.

(6)
The Investment Advisory Agreement between the Registrant and Brown Advisory, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference herein.

(7)
The Distribution Agreement between the Registrant and Quasar Distributors, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference herein.

(8)		Bonus, profit sharing, pension or other similar contracts or arrangements – not applicable.

(9)
The Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s  Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference herein.

(10)	(a)
The Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference herein.

(b)
The Rule 18f-3 Multiple Class Plan was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference herein.

(11)		Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters – to be filed by amendment.

(12)		Form of Opinion of Dechert LLP regarding tax matters – filed herewith.

(13)		Other materials contracts – not applicable.

(14)		Other opinions - Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(15)		Omitted financial statements – not applicable.

(16)		Powers of Attorney – filed herewith.

ITEM 17. UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Baltimore and State of Maryland, on the 10th day of July, 2012.

Brown Advisory Funds

By:  /s/ David M. Churchill
              David M. Churchill, President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 10th day of July, 2012.

/s/ David M. Churchill	President
David M. Churchill
July 10, 2012

/s/ Jason T. Meix	Treasurer
Jason T. Meix
July 10, 2012

/s/ Michael D. Hankin*	Trustee
Michael D. Hankin
July 10, 2012

/s/ Joseph R. Hardiman*	Trustee and Chairman of the Board
Joseph R. Hardiman
July 10, 2012

/s/ Henry H. Hopkins*	Trustee
Henry H. Hopkins
July 10, 2012

/s/ Kyle P. Legg*	Trustee
Kyle P. Legg
July 10, 2012

/s/ Neil F. Triplett*	Trustee
Neil F. Triplett
July 10, 2012

/s/ Thomas F. O’Neil III*
Thomas F. O’Neil III
July 10, 2012

*By /s/ Patrick W. D. Turley
Patrick W. D. Turley
As attorney-in-fact pursuant to powers of attorney filed herewith.

EXHIBIT LIST

Exhibit No.	Description of Exhibit

12	Form of Opinion of Counsel Regarding Tax Matters

16	Powers of Attorney

17175855.10.BUSINESS